UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2018

THE RMR GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-37616	47-4122583
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8230

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.   Entry into a Material Definitive Agreement.

On July 31, 2018, The RMR Group LLC, a majority owned subsidiary of The RMR Group Inc., or RMR LLC, entered a transaction agreement, or the Transaction Agreement, with ABP Trust setting forth certain understandings with respect to the formation of, and contributions to, a private, open ended, real estate investment fund, or the Fund, for investment in primarily commercial office properties.  Pursuant to the Transaction Agreement, RMR LLC and ABP Trust have agreed to form a Delaware limited partnership to which ABP Trust will contribute 15 properties with an aggregate value of $206.3 million and RMR LLC will make a $100.0 million capital commitment to the Fund, which capital is expected to be drawn and invested by the Fund within the next year.  A wholly owned subsidiary of ABP Trust will serve as the general partner of the Fund and RMR LLC and ABP Trust will be limited partners of the Fund.

Pursuant to the Transaction Agreement, RMR LLC and ABP Trust have also agreed that RMR LLC will manage the Fund and RMR LLC will receive annual fund administration fees equal to 1.0% of the Fund’s net asset value.  In addition, RMR LLC will receive property management fees equal to 3.0% of all rents collected from commercial real estate investments and 5.0% of costs of construction or any improvement at commercial real estate investments held by the Fund.

The valuation for the 15 properties contributed to the Fund by ABP Trust was agreed to by a special committee of our Board of Directors consisting of members that were unaffiliated with ABP Trust and with the assistance of an independent third-party appraiser.  This same special committee also approved RMR LLC’s $100.0 million capital commitment to the Fund.

The foregoing description of the Transaction Agreement is not complete and is subject to and qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with our Managing Directors, ABP Trust and others related to them. For example, Adam D. Portnoy, one of our Managing Directors, is the sole trustee of our controlling shareholder, ABP Trust, and owns a majority of ABP Trust’s voting securities.  Mr. Portnoy also serves as a managing trustee or managing director of each of the companies to which RMR LLC or its affiliates provide management services. Jennifer B. Clark, our other Managing Director, is also an officer of ABP Trust and serves as a managing trustee or director of certain of the companies to which RMR LLC or its affiliates provide management services.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended September 31, 2017, or our Annual Report, our Quarterly Report for the quarter ended March 31, 2018, or our Quarterly Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 6 to our consolidated financial statements included in our Annual Report, Note 7 to our condensed consolidated financial statements included in our Quarterly Report, the section captioned “Business” in our Annual Report, the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” in our Annual Report and Quarterly Report and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT RMR LLC’S $100.0 MILLION COMMITMENT TO THE FUND IS EXPECTED TO BE DRAWN AND INVESTED BY THE FUND WITHIN THE NEXT YEAR.  THE ACQUISITION ENVIRONMENT FOR OFFICE PROPERTIES IN THE UNITED STATES IS COMPETITIVE AND THE FUND MAY NOT BE SUCCESSFUL IN DRAWING AND INVESTING ALL, OR ANY, OF THIS CAPITAL WITHIN ONE YEAR OR OTHERWISE.

•                  THIS CURRENT REPORT STATES THAT A SPECIAL COMMITTEE OF OUR BOARD OF DIRECTORS CONSISTING OF MEMBERS THAT WERE UNAFFILIATED WITH ABP TRUST AGREED TO THE VALUATION OF THE PROPERTIES BEING CONTRIBUTED BY ABP TRUST TO THE FUND AND WITH THE ASSISTANCE OF AN APPRAISER.  THIS CURRENT REPORT ALSO STATES THAT THIS SAME COMMITTEE ALSO APPROVED RMR LLC’S $100 MILLION CAPITAL COMMITMENT TO THE FUND. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE TERMS ARE AS FAVORABLE TO US AS TERMS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES. HOWEVER, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TERMS OR OUR ENTRY INTO THE TRANSACTION AGREEMENT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Transaction Agreement, dated as of July 31, 2018, between ABP Trust and The RMR Group LLC. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

By:	/s/ Matthew P. Jordan
Name:	Matthew P. Jordan
Title:	Chief Financial Officer and Treasurer

Dated:  August 3, 2018